Exhibit 99.2

JUNE 30, 2016

DISCLAIMER

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

THIS COMMUNICATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN PLANS, EXPECTATIONS, GOALS, PROJECTIONS, AND STATEMENTS ABOUT THE BENEFITS OF THE PROPOSED TRANSACTION, THE MERGER PARTIES' PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS, THE EXPECTED TIMING OF COMPLETION OF THE TRANSACTION, AND OTHER STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS, AND UNCERTAINTIES. STATEMENTS THAT DO NOT DESCRIBE HISTORICAL OR CURRENT FACTS, INCLUDING STATEMENTS ABOUT BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY WORDS SUCH AS EXPECT, ANTICIPATE, BELIEVE, INTEND, ESTIMATE, PLAN, TARGET, GOAL, OR SIMILAR EXPRESSIONS, OR FUTURE OR CONDITIONAL VERBS SUCH AS WILL, MAY, MIGHT, SHOULD, WOULD, COULD, OR SIMILAR VARIATIONS. THE FORWARD-LOOKING STATEMENTS ARE INTENDED TO BE SUBJECT TO THE SAFE HARBOR PROVIDED BY SECTION 27A OF THE SECURITIES ACT OF 1933, SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

WHILE THERE IS NO ASSURANCE THAT ANY LIST OF RISKS AND UNCERTAINTIES OR RISK FACTORS IS COMPLETE, BELOW ARE CERTAIN FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS INCLUDING: THE SUBSTANTIAL INVESTMENT OF CAPITAL REQUIRED TO PRODUCE AND MARKET FILMS AND TELEVISION SERIES; INCREASED COSTS FOR PRODUCING AND MARKETING FEATURE FILMS AND TELEVISION SERIES; BUDGET OVERRUNS, LIMITATIONS IMPOSED BY OUR CREDIT FACILITIES AND NOTES; UNPREDICTABILITY OF THE COMMERCIAL SUCCESS OF OUR MOTION PICTURES AND TELEVISION PROGRAMMING; RISKS RELATED TO OUR ACQUISITION AND INTEGRATION OF ACQUIRED BUSINESSES; THE EFFECTS OF DISPOSITIONS OF BUSINESSES OR ASSETS, INCLUDING INDIVIDUAL FILMS OR LIBRARIES; THE COST OF DEFENDING OUR INTELLECTUAL PROPERTY; TECHNOLOGICAL CHANGES AND OTHER TRENDS AFFECTING THE ENTERTAINMENT INDUSTRY; THE POSSIBILITY THAT THE PROPOSED TRANSACTION DOES NOT CLOSE WHEN EXPECTED OR AT ALL BECAUSE REQUIRED REGULATORY, SHAREHOLDER OR OTHER APPROVALS ARE NOT RECEIVED OR OTHER CONDITIONS TO THE CLOSING ARE NOT SATISFIED ON A TIMELY BASIS OR AT ALL; THE RISK THAT THE FINANCING REQUIRED TO FUND THE TRANSACTION IS NOT OBTAINED; POTENTIAL ADVERSE REACTIONS OR CHANGES TO BUSINESS OR EMPLOYEE RELATIONSHIPS, INCLUDING THOSE RESULTING FROM THE ANNOUNCEMENT OR COMPLETION OF THE TRANSACTION; UNCERTAINTIES AS TO THE TIMING OF THE TRANSACTION; COMPETITIVE RESPONSES TO THE TRANSACTION; THE POSSIBILITY THAT THE ANTICIPATED BENEFITS OF THE TRANSACTION ARE NOT REALIZED WHEN EXPECTED OR AT ALL, INCLUDING AS A RESULT OF THE IMPACT OF, OR PROBLEMS ARISING FROM, THE INTEGRATION OF THE TWO COMPANIES; THE POSSIBILITY THAT THE TRANSACTION MAY BE MORE EXPENSIVE TO COMPLETE THAN ANTICIPATED, INCLUDING AS A RESULT OF UNEXPECTED FACTORS OR EVENTS; DIVERSION OF MANAGEMENT'S ATTENTION FROM ONGOING BUSINESS OPERATIONS AND OPPORTUNITIES; POTENTIAL ADVERSE REACTIONS OR CHANGES TO BUSINESS OR EMPLOYEE RELATIONSHIPS, INCLUDING THOSE RESULTING FROM THE ANNOUNCEMENT OR COMPLETION OF THE TRANSACTION; LIONSGATE'S ABILITY TO COMPLETE THE ACQUISITION AND INTEGRATION OF STARZ SUCCESSFULLY; LITIGATION RELATING TO THE TRANSACTION; AND OTHER FACTORS THAT MAY AFFECT FUTURE RESULTS OF LIONSGATE AND STARZ. ADDITIONAL FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED ABOVE CAN BE FOUND IN LIONSGATE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2016, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND AVAILABLE IN THE "CORPORATE" SECTION OF LIONSGATE'S WEBSITE, HTTP://WWW.LIONSGATE.COM, UNDER THE HEADING "REPORTS" AND IN OTHER DOCUMENTS LIONSGATE FILES WITH THE SEC, AND IN STARZ'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 AND IN ITS SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q, INCLUDING FOR THE QUARTER ENDED MARCH 31, 2016, EACH OF WHICH IS ON FILE WITH THE SEC AND AVAILABLE IN THE "STARZ CORPORATE" SECTION OF STARZ'S WEBSITE, HTTP://WWW.STARZ.COM, UNDER THE SUBSECTION "INVESTOR RELATIONS" AND THEN UNDER THE HEADING "SEC FILINGS" AND IN OTHER DOCUMENTS STARZ FILES WITH THE SEC.

ALL FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND ARE BASED ON INFORMATION AVAILABLE AT THAT TIME. NEITHER LIONSGATE NOR STARZ ASSUMES ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE THE FORWARD-LOOKING STATEMENTS WERE MADE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS EXCEPT AS REQUIRED BY FEDERAL SECURITIES LAWS. AS FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES, CAUTION SHOULD BE EXERCISED AGAINST PLACING UNDUE RELIANCE ON SUCH STATEMENTS.

IMPORTANT ADDITIONAL INFORMATION

IN CONNECTION WITH THE PROPOSED TRANSACTION, LIONSGATE WILL FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4 THAT WILL INCLUDE A JOINT PROXY STATEMENT OF LIONSGATE AND STARZ AND A PROSPECTUS OF LIONSGATE, AS WELL AS OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION. THE PROPOSED TRANSACTION INVOLVING LIONSGATE AND STARZ WILL BE SUBMITTED TO STARZ'S STOCKHOLDERS AND LIONSGATE'S STOCKHOLDERS FOR THEIR CONSIDERATION. THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL. STOCKHOLDERS OF LIONSGATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT LIONSGATE AND STARZ, WITHOUT CHARGE, AT THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV). COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THE FILINGS WITH THE SEC THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO JAMES MARSH, SENIOR VICE PRESIDENT OF LIONSGATE INVESTOR RELATIONS, 2700 COLORADO AVENUE, SANTA MONICA, CALIFORNIA, 90404, OR AT (310) 255-3651.

PARTICIPANTS IN THE SOLICITATION

LIONSGATE, STARZ, AND CERTAIN OF THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED TRANSACTION. INFORMATION REGARDING LIONSGATE'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS DEFINITIVE PROXY STATEMENT, WHICH WAS FILED WITH THE SEC ON JULY 29, 2015 , AND CERTAIN OF ITS CURRENT REPORTS ON FORM 8-K. INFORMATION REGARDING STARZ'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS DEFINITIVE PROXY STATEMENT, WHICH WAS FILED WITH SEC ON APRIL 29, 2016, AND CERTAIN OF ITS CURRENT REPORTS ON FORM 8-K. OTHER INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED WITH THE SEC. FREE COPIES OF THIS DOCUMENT MAY BE OBTAINED AS DESCRIBED IN THE PRECEDING PARAGRAPH.

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2 RATIONALE FOR LIONSGATE / STARZ COMBINATION “This transaction unites two companies with strong brands, complementary assets and leading positions within our industry. We expect the acquisition to be highly accretive, generate significant synergies and create a whole that is greater than the sum of its parts. Chris Albrecht and his team have built a world-class platform and programming leader, and we’re proud to marshal our resources in a deal that accelerates our growth and diversification, generates exciting new strategic content opportunities and creates significant value for our shareholders.” Jon Feltheimer, Chief Executive Officer, & Michael Burns, Vice Chairman, Lionsgate ®

• EXPANDS PORTFOLIO OF VALUABLE PREMIUM SCRIPTED PROGRAMMING • ONE OF THE LARGEST FILMED ENTERTAINMENT LIBRARIES IN THE WORLD, REFRESHED BY ANNUAL INVESTMENT OF $1.8 BN IN NEW TELEVISION & MOTION PICTURE CONTENT • PREMIUM CONTENT OFFERINGS ENHANCE RELATIONSHIPS WITH DOMESTIC & GLOBAL DISTRIBUTORS 3 CREATES WORLD-CLASS PREMIUM CONTENT POWERHOUSE SOURCE: COMPANY FILINGS

4 • LEADING PORTFOLIO OF OTT OFFERINGS SERVING A BROAD ARRAY OF CONSUMER INTERESTS • EFFICIENTLY EXPAND GLOBAL FOOTPRINT THROUGH INTERNATIONAL PARTNERSHIPS • ACHIEVE COST SAVINGS BY UTILIZING COMBINED OTT INFRASTRUCTURE & VENDOR RELATIONSHIPS CREATES GLOBAL OTT OPPORTUNITIES EXPANDS ESTABLISHED NETWORK PLATFORM • COMPELLING VALUE PROPOSITION TO CONSUMERS & DISTRIBUTION PARTNERS • STARZ IS THE #2 MOST-SUBSCRIBED PREMIUM PAY TV SERVICE IN THE US • LIONSGATE IP / LIBRARY ENHANCES CONTENT OFFERING • LEVERAGE LIONSGATE’S PRODUCTION & MARKETING EXPERTISE / RELATIONSHIPS EXPANDS ESTABLISHED NETWORK PLATFORM & CREATES GLOBAL OTT OPPORTUNITIES SOURCE: COMPANY FILINGS 24M SUBS 32M SUBS

DIVERSIFIES PORTFOLIO OF CONTENT BUSINESSES

MOTION PICTURE PRODUCTION & DISTRIBUTION

- 14 - 18 WIDE RELEASES & 25 - 30 PLATFORM FILMS ANNUALLY ACROSS MULTIPLE LABELS
- 17 OUTPUT DEALS COVERING MOST MAJOR TERRITORIES
- DIRECT PRESENCE IN THE US & UK


JOHN WICK
DIVERGENT

TV PRODUCTION

- ONE OF LARGEST INDEPENDENT TV PRODUCTION COMPANIES
- 87 SHOWS ON 42 US NETWORKS


ORANGE is the new BLACK

NETWORK PLATFORMS

- ~66 M TOTAL PREMIUM PAY TV SUBS (A)
- 30 CHANNELS IN 33 COUNTRIES
- GROWING DIGITAL OFFERINGS

LIBRARY DISTRIBUTION

- 16,000+ TITLE FILM & TV LIBRARY
- GLOBAL LICENSING OPERATIONS WITH OFFICES IN NEW YORK, LOS ANGELES, LONDON, HONG KONG & BEIJING


MAD MEN
SPARTACUS
RAMBO

EMERGING BUSINESSES

- EXPANDING IP MONETIZATION INTO LOCATION-BASED ENTERTAINMENT, VIDEO GAMES & CONSUMER PRODUCTS
- INCREASES LONG-TAIL OF CONTENT EXPLOITATION


INTERNATIONAL TOUR

(A) 24M STARZ SUBS, 32M STARZ ENCORE SUBS & 10M EPIX SUBS
SOURCE: COMPANY WEBSITES, COMPANY FILINGS, PRESS RELEASES

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6 • NEARLY $2 BNANNUALLY IN GLOBAL BOX OFFICE • 90 ACADEMY AWARD NOMINATIONS & 20 WINS • WIDE RELEASE SLATE COMPLEMENTED BY PANTELION, CODEBLACK & LIONSGATE PREMIERE SPECIALTY LABELS • DISCIPLINED RISK MITIGATION STRATEGY A LEADING MOTION PICTURE STUDIO GENERATING ICONIC IP SOURCE: COMPANY WEBSITES, COMPANY FILINGS, PRESS RELEASES

7 • LIONSGATE / STARZ COMBINATION CREATES ONE OF THE WORLD’S LARGEST TV PRODUCTION COMPANIES WITH OVER $1 BN IN ANTICIPATED ANNUAL CONTENT INVESTMENT • 87 SHOWS ON 42 US NETWORKS • 215 EMMY AWARD NOMINATIONS & 32 WINS • TRUSTED PRODUCER OF PLATFORM-DEFINING SERIES • STRONG RECURRING CORE COMPETENCE IN SCRIPTED PROGRAMMING • INDUSTRY-LEADING NON-SCRIPTED BUSINESS ENHANCED BY PILGRIM STUDIOS INVESTMENT • PARTNERSHIPS WITH DIGITAL PLATFORMS FOR CREATION OF ORIGINAL PROGRAMMING SCALES & DIVERSIFIES TV PLATFORM THAT INCLUDES PREMIUM SCRIPTED, REALITY & SYNDICATED SERIES SOURCE: COMPANY WEBSITES, COMPANY FILINGS, PRESS RELEASES

8 RETAIN RIGHTS & MAXIMIZE VALUE OF ANCILLARIES MULTI-SEASON COMMITMENTS FOR INTERNATIONAL PRODUCTIONS SCALE CREATES OPERATING LEVERAGE ENHANCES TOUCH POINTS WITH GLOBAL DISTRIBUTORS ACHIEVES SIGNIFICANT BENEFITS BY PAIRING LEADING TV STUDIO WITH PREMIUM CHANNEL ®

9 • 16,000+ MOTION PICTURE TITLES & TELEVISION EPISODES • LIBRARY REVENUE CONTRIBUTION FROM DIGITAL, ON-DEMAND & TELEVISION PLATFORMSCONTINUES TO GROW • ABILITY TO EFFICIENTLY USE LIBRARY CONTENT TO SUPPORT OWN NETWORK / OTT PLATFORMS & MOBILE INITIATIVES • STRENGTH OF DISTRIBUTION DRIVES RECURRING FREE CASH FLOW • COMBINED PLATFORM DRIVES SUBSTANTIAL SYNERGIES COMBINED COMPANY IS BACKED BY ONE OF THE WORLD’S LARGEST FILM & TV LIBRARIES SOURCE: COMPANY FILINGS

? SIGNIFICANT EXPLOITATION OPPORTUNITIES FOR STARZ CONTENT 10 ? GROWING PRESENCE IN LOCATION-BASED ENTERTAINMENT & VIDEO GAMES EXHIBITIONS LIVE SHOWS THEME PARKS VIDEO GAMES WORLD-CLASS IP DRIVES GROWTH IN NEW BUSINESSES

CREATES IMMEDIATE & LONG-TERM VALUE FOR SHAREHOLDERS

- ~$4 BN COMBINED REVENUE (A)
- DIVERSIFIED EARNINGS
- SIGNIFICANT SYNERGIES
- SUBSTANTIAL FREE CASH FLOW WITH STRONG VISIBILITY FROM CONTRACTED AFFILIATE REVENUES

FY 2016A PF GROSS CONTRIBUTION (B)



STARZ DISTRIBUTION 6%
LIONSGATE FILM 22%
LIONSGATE TV 12%
STARZ NETWORKS 60%

HIGHLY ACCRETIVE TRANSACTION

(A) PRO FORMA TRAILING TWELVE MONTHS AS OF 3/31/2016
(B) REPRESENTS OPERATING INCOME BEFORE DEPRECIATION & AMORTIZATION AND G&A EXPENSE OF OPERATING SEGMENTS SHOWN
SOURCE: COMPANY FILINGS

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TRANSFORMATIONAL TRANSACTION OPPORTUNITY

STARZ PURCHASE PRICE & CONSIDERATION MIX	• LIONSGATE TO ACQUIRE STARZ FOR $4.4 BN IN CASH AND STOCK (A) • HOLDERS OF EACH SHARE OF STARZ SERIES A WILL RECEIVE $18.00 IN CASH AND 0.6784 SHARES OF LGF NON-VOTING STOCK • HOLDERS OF EACH SHARE OF STARZ SERIES B WILL RECEIVE $7.26 IN CASH, 0.6321 SHARES OF LGF VOTING STOCK & 0.6321 SHARES OF LGF NON-VOTING STOCK
RECLASSIFICATION OF LGF STOCK	• EACH SHARE OF LGF COMMON STOCK WILL BE RECLASSIFIED INTO 0.5 VOTING & 0.5 NEWLY CREATED NON-VOTING SHARES
ACQUISITION FINANCING	• FULLY COMMITTED FINANCING IN PLACE TO UNDERWRITE STARZ CASH CONSIDERATION, REFINANCING OF BOTH LGF & STARZ DEBT AND A NEW REVOLVING CREDIT FACILITY (B) (C)
APPROVALS & TIMING	• LGF & STARZ SHAREHOLDER VOTES • REGULATORY APPROVALS & CUSTOMARY CLOSING CONDITIONS • ANTICIPATED CLOSING BY CALENDAR YEAR END 2016

(A) $4.4 BN STARZ ENTERPRISE VALUE BASED ON LIONSGATE'S CLOSING SHARE PRICE AS OF 6/29/2016
(B) TOTAL COMMITTED FINANCING PACKAGE OF $4.6 BN CONSISTS OF A NEW $1 BN REVOLVER & $3.6 BN OF SECURED AND UNSECURED FINANCING THAT IS EXPECTED TO BE USED TO PAY THE $1.6 BN CASH CONSIDERATION, REFINANCE APPROXIMATELY $1.7 BN - $1.9 BN (DEPENDING ON THE DATE OF CLOSE) OF STARZ & LIONSGATE EXISTING INDEBTEDNESS PLUS FEES & EXPENSES. REVOLVER DRAW IS DEPENDENT ON STARZ & LIONSGATE ACTUAL DEBT & CASH BALANCES AT CLOSE
(C) EXISTING LIONSGATE CONVERTIBLE NOTES & STARZ CAPITAL LEASES REMAIN IN PLACE

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13 • SIGNIFICANT SYNERGIES • SUBSTANTIAL FREE CASH FLOW • FOCUS ON DELEVERAGING THROUGH DISCIPLINED FINANCIAL POLICY (A) • PRUDENT BALANCE SHEET STRATEGY ENABLES CONTINUED STRATEGIC FLEXIBILITY STRONG FINANCIAL MERITS (A) ASSUMING A 12/31/2016 CLOSELEVERAGE EXCLUDING CONVERTIBLE NOTES & PRO FORMA SYNERGIES IS EXPECTED TO APPROXIMATE 5.0X -5.5X REDUCING BY AN ESTIMATED 1.5X OVER THE FOLLOWING 12-18 MONTHS. WE EXPECT THAT POST CLOSING, THE COMBINED COMPANY WILL SUSPEND THE QUARTERLY DIVIDEND WHILE FOCUSING ON DELEVERAGING AND GROWING OUR COMBINED CORE BUSINESSES

NON-GAAP RECONCILIATION

TWELVE MONTHS ENDED MARCH 31, 2016

SEGMENT		GROSS CONTRIBUTION	%
LIONSGATE [(A)]			
MOTION PICTURES	$	184.3	22%
TV PRODUCTION		104.0	12%
STARZ [(B)]			
NETWORK	$	519.3	60%
DISTRIBUTION		54.1	6%
TOTAL	$	861.7	100%

STARZ GROSS CONTRIBUTION FOR TWELVE MONTHS ENDED MARCH 31, 2016

		YEAR END DEC-15		LESS: QTR END MAR-15		ADD: QTR END MAR-16		TWELVE MOS END MAR-16
NETWORK								
SEGMENT ADJUSTED OIBDA [(C)]	$	428.6	$	129.7	$	116.8	$	415.7
SEGMENT G&A [(D)]		95.0		21.5		30.1		103.6
GROSS CONTRIBUTION	$	523.6	$	151.2	$	146.9	$	519.3
DISTRIBUTION								
SEGMENT ADJUSTED OIBDA [(C)]	$	36.1	$	26.4	$	10.6	$	20.3
SEGMENT G&A [(D)]		33.1		8.3		9.0		33.8
GROSS CONTRIBUTION	$	69.2	$	34.7	$	19.6	$	54.1

NOTE: $ IN MILLIONS. AMOUNTS DO NOT REFLECT ANY ADJUSTMENTS FOR PURCHASE ACCOUNTING OR COST SYNERGIES

(A) AMOUNTS DERIVED FROM THE SEGMENT FOOTNOTE OF LIONSGATE'S AUDITED FINANCIAL STATEMENTS INCLUDED IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2016

(B) AMOUNTS DERIVED COMPUTATIONALLY FROM THE STARZ FINANCIAL STATEMENTS AND MD&A INCLUDED IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 AND ITS QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED MARCH 31, 2016 AND 2015 AS PRESENTED ABOVE

(C) REPRESENTS SEGMENT ADJUSTED OIBDA AS PRESENTED IN SEGMENT FOOTNOTES IN ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q

(D) REPRESENTS SEGMENT G&A AS PRESENTED IN THE MD&A IN THE ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND IS ADDED BACK TO SEGMENT ADJUSTED OIBDA TO MORE CLOSELY ALIGN THE MEASURE OF ADJUSTED OIBDA WITH LIONSGATE'S SEGMENT GROSS CONTRIBUTION

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